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                                                                    EXHIBIT 23.2

                          CONSENT OF ERNST & YOUNG LLP

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1999, with respect to the financial statements of Corechange, Inc. included in the Registration Statement (Form S-1) and related Prospectus of Corechange, Inc. for the registration of its common stock.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 30, 2000